UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2002

WEST COAST REALTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-024594	95-4246740

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 Sand Hill Road Building 3, Suite 140 Menlo Park, California	94025

(Address of principal executive offices)	(Zip Code)

(650) 233-7140
(Registrant’s telephone number, including area code)

5933 W. Century Blvd. 9th Floor, Los Angeles, CA 90045
(Former name or former address, if changed from last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not Applicable

     (b)  Not Applicable

     (c)  Exhibits:

Exhibit Number	Description

99.1	Letter to stockholders dated July 12, 2002

Item 9. Regulation FD Disclosure

On or about July 19, 2002, West Coast Realty Investors, Inc (OTC.BB WCRI) will mail the accompanying letter to its stockholders to disclose and update various types of information relevant to stockholders. A copy of the letter is set forth in Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEST COAST REALTY INVESTORS, INC. (Registrant)

Date: July 12, 2002	/s/ Allen K. Meredith

Allen K. Meredith Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Letter to stockholders dated July 12, 2002